Exhibit 99.2 - Audited Financials for TAG Industries, Inc. for the years ended December 31, 2007 and December 31, 2008.

MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
     PCAOB REGISTERED

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         -------------------------------------------------------

To the Board of Directors
TAG Industries, Inc.

We have audited the accompanying balance sheets of TAG Industries, Inc. as of December 31, 2008 and December 31, 2007, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2008 and December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TAG Industries, Inc. as of December 31, 2008 and December 31, 2007, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2008 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has an accumulated deficit of $1,189,239, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
---------------------------------
    Moore & Associates, Chartered
    Las Vegas, Nevada
    April 8, 2009

                 6490 West Desert Inn Rd, Las Vegas, NV 89146
                      (702) 253-7499 Fax (702) 253-7501

                             TAG INDUSTRIES, INC.
                                Balance Sheets

Balance Sheets
                                    ASSETS
                                    ------

                                                   December 31,  December 31,
                                                       2008          2007
                                                   ------------  ------------
CURRENT ASSETS
   Cash                                            $   127,259   $    79,544
   Accounts receivable, net                             53,182             -
                                                   ------------  ------------
     Total Current Assets                              180,441        79,544
                                                   ------------  ------------
OTHER ASSETS
   Trademarks, net                                      23,718        17,174
                                                   ------------  ------------
     Total Other Assets                                 23,718        17,174
                                                   ------------  ------------
     TOTAL ASSETS                                  $   204,159   $    96,718
                                                   ============  ============

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES
   Accounts payable and accrued expenses           $    61,545   $    28,129
   Related party payables                               29,972        67,651
                                                   ------------  ------------
     Total Current Liabilities                          91,517        95,780
                                                   ------------  ------------

STOCKHOLDERS' EQUITY
   Common shares: $0.001 par value, 100,000,000
     shares authorized: 26,671,875 and 15,625,000
     shares issued and outstanding, respectively        26,672        15,625
   Additional paid-in capital                        1,338,073       (15,625)
   Stock subscription payable                                -       362,546
   Accumulated deficit                              (1,252,103)     (361,608)
                                                   ------------  ------------
     Total Stockholders' Equity                        112,642           938
                                                   ------------  ------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $   204,159   $    96,718
                                                   ============  ============

  The accompanying notes are an integral part of these financial statements

                            TAG INDUSTRIES, INC.
                          Statements of Operations

Statements of Operations

                                                     For the       For the
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       2008          2007
                                                   ------------  ------------
REVENUES                                           $   610,146   $         -
COST OF SALES                                          351,526             -
                                                   ------------  ------------
GROSS PROFIT                                           258,620             -

OPERATING EXPENSES
  Professional fees                                    236,835       103,098
  Wages expense                                        333,605        90,636
  Marketing expense                                      4,673             -
  Research and development                               9,534         1,461
  General and administrative                           565,864       142,850
                                                   ------------  ------------
    Total Operating Expenses                         1,150,511       338,045
                                                   ------------  ------------
LOSS FROM OPERATIONS                                  (891,891)     (338,045)
                                                   ------------  ------------

OTHER INCOME (EXPENSE)
  Interest Income                                        1,999             -
  Other expense                                           (603)            -
                                                   ------------  ------------
    Total Other Income (Expense)                         1,396             -
                                                   ------------  ------------

LOSS BEFORE INCOME TAXES                              (890,495)     (338,045)
INCOME TAX EXPENSE                                           -             -
                                                   ------------  ------------
NET LOSS                                           $  (890,495)  $  (338,045)
                                                   ============  ============

BASIC AND DILUTED LOSS PER SHARE                   $     (0.04)  $     (0.02)
                                                   ============  ============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING       22,711,094    15,625,000
                                                   ============  ============

  The accompanying notes are an integral part of these financial statements

                            TAG INDUSTRIES, INC.
                      Statements of Stockholders' Equity

Statements of Stockholders' Equity

            Common Stock     Additional    Stock                   Total
         ------------------   Paid-In  Subscription Accumulated Stockholders'
           Shares   Amount    Capital     Payable     Deficit      Equity
         ---------- ------- ------------ ---------- ------------ ----------
Balance,
December
31, 2006 15,625,000 $15,625 $   (15,625) $       -  $   (23,563) $ (23,563)

Shares to
be issued         -       -           -    362,546            -    362,546

Net loss
for the
year ended
December
31, 2007          -       -           -          -     (338,045)  (338,045)
         ---------- ------- ------------ ---------- ------------ ----------

Balance,
December
31, 2007 15,625,000  15,625     (15,625)   362,546     (361,608)       938

Common stock
issued for
cash at
$0.002 per
Share     3,125,000   3,125       1,875          -            -      5,000

Common stock
issued for
cash at
$0.16 per
Share     7,922,188   7,922   1,259,628   (362,546)           -    905,004

Private
placement
offering
costs             -       -     (47,982)         -            -    (47,982)

Fractional
shares         (313)      -           -          -            -          -

Fair value
of warrants
granted for
services          -       -     140,177          -            -    140,177

Net loss
for the
year ended
December
31, 2008          -       -           -          -     (890,495)  (890,495)
         ---------- ------- ------------ ---------- ------------ ----------

Balance,
December
31, 2008 26,671,875 $26,672 $ 1,338,073  $       -  $(1,252,103) $ 112,642
         ========== ======= ============ ========== ============ ==========

  The accompanying notes are an integral part of these financial statements

                            TAG INDUSTRIES, INC.
                          Statements of Cash Flows

Statements of Cash Flows
                                                     For the       For the
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       2008          2007
                                                   ------------  ------------
OPERATING ACTIVITIES
  Net loss                                         $  (890,495)  $  (338,045)
  Adjustments to reconcile net loss to
    net cash used by operating activities:
      Depreciation and amortization                      1,629             -
      Fair value of warrants granted for services      140,177             -
  Changes in operating assets and liabilities:
    Changes in accounts receivable                     (53,182)            -
    Changes in accounts payable and
      accrued liabilities                               33,416        28,129
                                                   ------------  ------------
     Net Cash Used in Operating Activities            (768,455)     (309,916)
                                                   ------------  ------------

INVESTING ACTIVITIES
  Purchase of trademarks                                (8,173)       (8,334)
                                                   ------------  ------------
     Net Cash Used in Investing Activities              (8,173)       (8,334)
                                                   ------------  ------------

FINANCING ACTIVITIES
  Proceeds from related party payables                       -        33,704
  Payment of stock offering costs                      (47,982)            -
  Repayment of related party payables                  (37,679)            -
  Issuance of common stock                             910,004       362,546
                                                   ------------  ------------
     Net Cash Provided by Financing Activities         824,343       396,250
                                                   ------------  ------------

  NET DECREASE IN CASH                                  47,715        78,000
  CASH AT BEGINNING OF YEAR                             79,544         1,544
                                                   ------------  ------------
  CASH AT END OF YEAR                              $   127,259   $    79,544
                                                   ============  ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  CASH PAID FOR:
    Interest                                       $         -   $         -
    Income taxes                                   $         -   $         -

  The accompanying notes are an integral part of these financial statements

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 1:  Nature of Operations

TAG Industries, Inc. (the "Company") was incorporated under the laws of the State of Florida on July 14, 2005. The Company was organized to produce and sell energy saving and environmentally friendly lighting products. The Company recorded its first sales during 2008. Accordingly, prior to 2008 the Company was classified a development stage enterprise.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the period ended December 31, 2008, the Company recognized sales revenue of $610,146 but incurred a net loss of $890,495. As at December 31, 2008, the Company had an accumulated deficit of $1,252,103. During the year ended December 31, 2007, the Company recognized sales revenue of $-0- and incurred a net loss of $338,045. As at December 31, 2007, the Company had an accumulated deficit of $361,608. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's plan of action over the next twelve months is to continue its operations to manufacture and distribute energy saving and environmentally friendly lighting products and raise additional capital financing, if necessary, to sustain operations. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company's future business.

NOTE 2:  Summary of Significant Accounting Policies

a) Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company's fiscal year-end is December 31.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

b) Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to valuation allowances on accounts receivable, valuation and amortization policies on property and equipment, and valuation allowances on deferred income tax losses. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c) Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. As of December 31, 2008 and 2007, the Company had $127,259 and $79,554 in cash and cash equivalents.

d) Accounts Receivable

Accounts receivable are stated at their principal balances and are non-interest bearing and unsecured. Management conducts a periodic review of the collectability of accounts receivable and deems all unpaid amounts greater than 45 days to be past due. If uncertainty exists with respect to the recoverability of certain amounts based on historical experience or economic climate, management will establish an allowance against the outstanding receivables. As of December 31, 2008 and 2007, the Company had $-0- and $-0-accounts receivable over 45 days and recorded an allowance for doubtful accounts of $1,000 and $-0-, respectively.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

e) Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the anticipated lease term or the estimated useful life which has been calculated to be 15 years. The Company reviews all property and equipment for impairment at least annually. Typically, the company depreciates its assets over a five to seven year period except for buildings which are depreciated on a 39 year basis.

f) Revenue Recognition

The Company will recognize revenue from the performance of well services in accordance with Securities and Exchange Commission Staff Bulletin No. 104 ("SAB 104"), "Revenue Recognition in Financial Statements". Revenue will be recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is provided, and collectability is assured.

g) Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

h) Comprehensive Loss

SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of December 31, 2008 and 2007, the Company did not record any comprehensive income or loss.

i) Financial Instruments

The fair value of financial instruments, which include cash, accounts receivable, other current assets, accounts payable, and accrued liabilities were estimated to approximate their carrying value due to the immediate or relatively short maturity of these instruments.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

j) Advertising Costs

Advertising costs are expensed as incurred and are recorded in the financial statements as selling expense. For the years ended December 31, 2008 and 2007, the Company recorded advertising and marketing costs of $4,673 and $-0-, respectively.

j) Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 "Accounting for Income Taxes" as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

k) Stock-Based Compensation

The Company records stock-based compensation in accordance with SFAS No. 123R "Share Based Payments", using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

l) Concentration of Risk

During the year ended December 31, 2008, 100% of the Company's sales and accounts receivable were with one customer.

m) Research and Development

The Company expenses research and development expense in the period incurred. Research and development expense was $9,534 and $1,461 for the years ended December 31, 2008 and 2007, respectively.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

n) Recent Accounting Pronouncements

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, "Earnings per Share." FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133. This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

n) Recent Accounting Pronouncements (continued)

This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB
107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment. In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for "plain vanilla" share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company's financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

n) Recent Accounting Pronouncements (continued)

It is not believed that this will have an impact on the Company's financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations. This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.
This Statement establishes principles and requirements for how the acquirer:
(a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company's financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of FASB Statement No.
115. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements. The Company adopted SFAS No. 159 beginning March 1, 2008. The adoption of this pronouncement did not have an impact on the Company's financial position, results of operations or cash flows.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

n) Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements
This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted this statement March 1, 2008. The adoption of this pronouncement did not have an impact on the Company's financial position, results of operations or cash flows.

o) Intangible Assets

Intangible assets consist of patent and trademark costs. Patent costs are costs incurred to patent the Company's technology. Trademark costs are costs incurred to develop and file trademark applications. If the technology is purchased or the trademarks are approved, the costs are amortized using the straight-line method over the estimated lives of 15 years for patents and for trademarks. Unsuccessful trademark application costs are expensed at the time the application is denied. Management assesses the carrying values of long-lived assets for impairment when circumstances warrant such a review. In performing this assessment, management considers current market analysis and appraisal of the technology, along with estimates of future cash flows. The Company recognizes impairment losses when undiscounted cash flows estimated to be generated from long-lived assets are less than the amount of unamortized assets.

                                                         Net Book Value
                                                   --------------------------
                                     Accumulated   December 31,  December 31,
                             Cost    Amortization      2008          2007
                            -------  ------------  ------------  ------------
Patents and Trade Marks     $25,347  $    (1,629)  $     23,718  $     17,174
                            -------  ------------  ------------  ------------
Totals                      $25,347  $    (1,629)  $     23,718  $     17,174
                            =======  ============  ============  ============

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 2:  Summary of Significant Accounting Policies (continued)

o) Intangible Assets (continued)

The Company began sales of the products using its patented technology during 2008, accordingly the Company began the amortization of its capitalized patent and trademark costs over the expected life of 15 years beginning in 2008.

NOTE 3:  Common Shares and Contributed Capital

Transactions for the years ended December 31, 2008 and 2007:

a) On June 13, 2008, the Company issued 6,547,188 shares of common stock to outside investors at $0.16 per share. The Company received $1,047,550 in cash in exchange for the shares. The shares were sold as units. Each unit included one share of common stock and a warrant to purchase an additional share of common stock at $0.24.
b) On June 13, 2008, the Company issued warrants to a customer as part of an incentive program. The Company issued 901,600 warrants that were valued at $0.16 per warrant. The resulting expense recognized for the transaction was $140,177.
c) On June 16, 2008, the Company issued 93,750 shares of common to outside investors at $0.16 per share. The Company received $15,000 in exchange for the shares.
d) On June 17, 2008, the Company issued 1,281,250 shares of common to outside investors at $0.16 per share. The Company received $205,000 in exchange for the shares.
e) The Company received stock subscriptions of $362,546 during the year ended December 31, 2007. The shares were issued during the year ended December 31, 2007.
f) On January 3, 2008, the Company issued 3,125,000 shares of common stock to its founders for cash of $5,000.
g) On January 3, 2008, the Company's common stock was forward split on a 25,000 shares for one basis. The Company's authorized shares were increased to 100,000,000 at $0.001 par value.
h) In February of 2009, the Company's common stock was reverse split on a .625 shares for 1 share basis. The financial statements reflect the reverse stock split on a retro-active basis.

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 4:  Income Taxes

The Company has adopted the provisions of SFAS 109, "Accounting for Income Taxes". Pursuant to SFAS 109, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses have not been recognized in the consolidated financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years. For the years ended December 31, 2008 and 2007, the valuation allowance established against the deferred tax assets increased by $802,625 and $21,807, respectively. The components of the net deferred tax asset at December 31, 2008 and 2007, the statutory tax rate, the effective tax rate and the amount of the valuation allowance are indicated below:

                                                 December 31,  December 31,
                                                     2008          2007
                                                 ------------  ------------
Income (loss) before taxes                       $  (890,495)  $  (338,045)
Statutory rate                                            39%           39%
                                                 ------------  ------------
Computed expected tax recovery                      (347,293)     (131,838)
Value of warrants granted                             54,669
Change in valuation allowance                        292,624       131,838
                                                 ------------  ------------
Reported income taxes                            $         -   $         -
                                                 ============  ============

                                                 December 31,  December 31,
                                                     2008          2007
                                                 ------------  ------------
Deferred tax asset
- Cumulative net operating losses                $   433,651   $   141,027
- Less valuation allowance                          (433,651)     (141,027)
                                                 ------------  ------------
Reported income taxes                            $         -   $         -
                                                 ============  ============

The Company has incurred operating losses of $1,111,926 which, if unutilized, will expire through to 2028. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been offset by a valuation allowance. The following table lists the fiscal year in which the loss was incurred and the expiration date of the operating:

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 4:  Income Taxes (continued)

                                                                Expiration
                                                                  Date of
                                                                 Operating
                                                   Net Loss       Losses
                                                 ------------  ------------
December 31, 2006                                $     23,563      2026
December 31, 2007                                     338,045      2027
December 31, 2008                                     750,318      2028
                                                 ------------  ------------
Reported income taxes                            $  1,111,926
                                                 ------------


NOTE 5:  Warrants

The Company has determined the estimated value of the compensatory warrants granted to non-employees in exchange for services and financing expenses using the Black-Scholes pricing model and the following assumptions: expected term of 2year, a risk free interest rate of 3.94% in 2008, a dividend yield of 0% and volatility of 319% in 2008. The amount of the expense charged to operations for compensatory warrants granted in exchange for services was $140,177 during the year ended December 31, 2008. The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company's common stock issued to non-employees of the Company. These warrants were granted in lieu of cash compensation for services performed or financing expenses.

The Company also issued 7,922,188 common stock purchase warrants in conjunction with private placement of its common stock in June 2008. The warrants are exercisable at $0.15 per share until June 2009.

                 Warrants Outstanding           Warrants Exercisable
          ---------------------------------- --------------------------
                                  Weighted
                      Number      Average                   Weighted
          Exercise    shares    Contractual    Number       Average
     Year   Price   outstanding Life (Years) Exercisable Exercise Price
     ---- --------- ----------- ------------ ----------- --------------
     2008   $0.24    7,922,188      1.50      7,922,188      $0.24
     2008   $0.24      901,600      2.00        901,600      $0.24
                    -----------              -----------
    Total            8,823,788                8,823,788
                    ===========              ===========

                            TAG INDUSTRIES, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 5:  Warrants (continued)

Transactions involving the Company's warrant issuance are summarized as follows:

                                                             Weighted
                                               Number of     Average
                                                Shares    Exercise Price
                                               ---------  --------------
Outstanding as of January 1, 2007                      -  $         0.00
Granted                                                -            0.00
Exercised                                              -            0.00
Cancelled                                              -            0.00
                                               ---------  --------------
Outstanding at December 31, 2007                       -            0.00
                                               ---------  --------------
Granted                                        8,823,788            0.24
Exercised                                              -            0.00
Cancelled                                              -            0.00
                                               ---------  --------------
Outstanding at December 31, 2008               8,823,788  $         0.24
                                               =========  ==============

NOTE 6:  Related Party Payables

The Company is indebted to an officer, director and shareholder for cash advances and unreimbursed expenses incurred on its behalf. The Company owed $29,972 and $67,651 for such payables at December 31, 2008 and 2007, respectively. The payables are unsecured, non interest bearing and due upon demand.

NOTE 7:  Subsequent Event

In April 2009, the Company received $100,000 from the issuance of a debenture.